NATIXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

Supplement dated November 19, 2010 to the Natixis Cash Management Trust – Money Market Series

Prospectus dated August 27, 2010, as may be revised or supplemented from time to time.

On November 19, 2010, the Board of Trustees of Natixis Cash Management Trust, on behalf of its series Natixis Cash Management Trust – Money Market Series (the “Fund”), upon the recommendation of the Fund’s adviser, Natixis Asset Management Advisors, L.P. approved a plan to liquidate the Fund, such liquidation to take place on or about February 16, 2011 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. Such redemptions on that date will not be subject to any sales charges, including any applicable contingent deferred sales charges. The proceeds from any such redemption will be the net asset value of the Fund’s shares after expenses and liabilities of the Fund have been paid or otherwise provided for. In addition, the Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. If Fund shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short- or long-term capital gain or loss depending on how long the shareholder held the shares. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “Selling Shares” in the Fund’s Prospectus and may be subject to applicable contingent deferred sales charges. Shareholders may also exchange their shares, subject to investment minimums, any applicable sales charges and other restrictions on exchanges as described under “Exchanging Shares” in the Fund’s Prospectus. For federal income tax purposes, an exchange of the Fund’s shares for shares of another Natixis Fund or Loomis Sayles Fund is treated as a sale on which a gain or loss may be recognized. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

Absent an instruction to the contrary prior to the Liquidation Date, for shares of the Fund held using a Natixis Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, SIMPLE, SARSEP, or 403(b) plan, or in certain other retirement accounts held directly with the Funds, Natixis Distributors, L.P. (“Natixis Distributors”) will exchange any shares remaining in the Fund on the Liquidation Date for shares of Loomis Sayles Limited Term Government and Agency Fund at net asset value. Please refer to your plan documents or contact your plan administrator to determine whether the preceding sentence applies to you. Natixis Distributors will waive any applicable contingent deferred sales charge for such retirement account holders if they redeem their shares of the Fund in advance of the Liquidation Date.

Effective at the close of business on December 3, 2010, Natixis Distributors, the distributor of the Fund, will no longer accept investments in the Fund from new investors. Effective at the close of business on January 14, 2011, Natixis Distributors will no longer accept additional investments in the Fund from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.

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